EXECUTION VERSION

CLOSING AND AMENDING AGREEMENT

between

SIBANYE GOLD LIMITED

and

WRTRP PROPRIETARY LIMITED

(formerly named K2017449061 (South Africa) Proprietary Limited)

and

DRDGOLD LIMITED

The Central 96 Rivonia Road	Docex 111 Sandton	enquiries@werksmans.com
Sandton 2196 Johannesburg South Africa	Tel +27 11 535 8000	www.werksmans.com
Private Bag 10015 Sandton 2146	Fax +27 11 535 8600

OM/OM

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TABLE OF CONTENTS

1        INTERPRETATION

2        Amendment

3        SUSPENSIVE CONDITIONS TO THE FIRST EXCHANGE AGREEMENT

4        approval in terms of the competition act

5        DELIVERY IN TERMS OF THE FIRST EXCHANGE AGREEMENT

6        closing, delivery and no cancellation of the First Exchange Agreement

7        closing, delivery and no cancellation of the DRD Exchange Agreement

8        THE CPP LAND

9        undertaking by Sibanye in terms of the section 102 applications

10     employees

11     rehabilitation liabilities

12     DOMICILIUM AND NOTICES

13     GENERAL

ANNEXURES

Annexure A – approval of financial surveillance department of sarb

Annexure B – jse approval of drd circular

Annexure C – trp approval of drd circular

Annexure D – approval in terms of competition act

Annexure E – PRESS ANNOUNCEMENT CONFIRMING APPROVAL of drd shareholders

Annexure F – ENVIRONMENTAL AUTHORISATIONS AND WASTE MANAGEMENT LICENCES

Annexure G – CONFIRMATION OF VAT REGISTRATION OF ISSUING PARTY

Annexure H – lender's consent in terms of the rand revolving credit facility

Annexure I – employees of the business as at the delivery date

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OM/OM

19072018/SIBA24179.7

Closing and Amending Agreement -Execution Version./#5021272v1

CLOSING AND AMENDING AGREEMENT

between

SIBANYE GOLD LIMITED

and

WRTRP PROPRIETARY LIMITED

(formerly named K2017449061 (South Africa) Proprietary Limited)

and

DRDGOLD LIMITED

1        INTERPRETATION

In this Agreement,-

1.1               the following words and expressions shall bear the meanings assigned to them below and cognate words and expressions bear corresponding meanings ‑

1.1.1                     "Agreement" ‑ this agreement, together with its annexures, as amended from time to time;

1.1.2                     "Business Day" ‑ any day which is not a Saturday, a Sunday or an official public holiday in South Africa;

1.1.3                     "CPP Land" – the land upon which the CPP will be located, being Portions 5, 11, 35 and 36 of the Farm Rietfontein No 349, Registration Division I.Q., Gauteng Province and the remaining extent of the Farm Doornkloof No 348, Registration Division I.Q., Gauteng Province;

1.1.4                     "DRD" – DRDGOLD Limited (registration number 1895/000926/06), a public company duly incorporated and registered in accordance with the laws of South Africa;

1.1.5                     "DRD Exchange Agreement" - the written exchange agreement (in terms of section 42 of the Income Tax Act) entered into between Sibanye and DRD on 22 November 2017;

1.1.6                     "Engineering Services" – a system for the provision of water, electricity, gas, roads, sewerage, storm water drainage and solid waste collection and removal;

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1.1.7                     "External Engineering Services" – the Engineering Services situated outside the boundaries of the CPP Land, and which is necessary to serve the CPP Land;

1.1.8                     "First Exchange Agreement" – the written exchange agreement (in terms of section 42 of the Income Tax Act) entered into between Sibanye, the Issuing Party and DRD on 22 November 2017;

1.1.9                     "Internal Engineering Services" – the Engineering Services within the boundaries of the CPP Land, and which will be connected to the External Engineering Services;

1.1.10                   "Issuing Party" – WRTRP Proprietary Limited (registration number 2017/449061/07) (formerly named K2017449061 (South Africa) Proprietary Limited), a private company duly incorporated and registered in accordance with the laws of South Africa, also known as "Target" in terms of the DRD Exchange Agreement;

1.1.11                   "Option" – shall have the meaning ascribed thereto in the DRD Option Agreement;

1.1.12                   "Option Period"- shall have the meaning ascribed thereto in the DRD Option Agreement;

1.1.13                   "Remaining CPP Land" ‑ that portion of the CPP Farm Rietfontein which does not form and constitute the CPP Land;

1.1.14                   "Sibanye" – Sibanye Gold Limited (registration number 2002/031431/06), a public company duly incorporated and registered in accordance with the laws of South Africa;

1.1.15                   "Signature Date" – when this Agreement has been signed by all Parties (whether or not in counterpart), the latest of the dates on which this Agreement (or counterpart) was signed by a Party;

1.2               capitalised terms which are not defined in this Agreement shall have the meaning ascribed thereto in the First Exchange Agreement;

1.3               the same rules of interpretation as have been prescribed in the First Exchange Agreement will apply.

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2        Amendment

2.1               The Parties hereby agree, by their signatures to this Agreement, to amend the First Exchange Agreement by –

2.1.1                     deleting 3.1.1.1.3 of the First Exchange Agreement; and

2.1.2                     deleting the reference made to 3.1.1.1.3 of the First Exchange Agreement in clause 3.1.3 of the First Exchange Agreement.

2.2               The provision of 3.1.1.1.3 of the First Exchange Agreement stipulates that on or before the Longstop Date, the JSE shall have approved the listing of the DRD Shares to be issued pursuant to the DRD Exchange Agreement. The Parties have agreed to amend the First Exchange Agreement by deleting 3.1.1.1.3 in acknowledgment by both Parties of the fact that it will not be possible to obtain, on or before the Delivery Date, a copy of the JSE's approval of the listing of the DRD Shares which are to be issued.

3        SUSPENSIVE CONDITIONS TO THE FIRST EXCHANGE AGREEMENT

The Parties, by their signature hereto, agree to, acknowledge and confirm each of the statements in this 3.

3.1               Fulfilment of Suspensive Conditions

3.1.1                     The Parties confirm that all of the Suspensive Conditions in 3.1.1.1 of the First Exchange Agreement were and are hereby fulfilled and/or waived and/or deleted on or before the Longstop Date. In this regard it is recorded and agreed that -

3.1.1.1                            a copy of the e-mail of an authorised dealer confirming that the approval of the Financial Surveillance Department of SARB, in terms of which the DRD Circular was approved pursuant to the Exchange Control Regulations as contemplated in 3.1.1.1.1 of the First Exchange Agreement, is not required is attached hereto as Annexure A. Having regard to the aforesaid e-mail, the Parties have waived, or hereby waive, the Suspensive Condition in 3.1.1.1.1 of the First Exchange Agreement;

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3.1.1.2                            a copy of the approval of the JSE in terms of which the DRD Circular was approved, as contemplated in 3.1.1.1.2 of the First Exchange Agreement, is attached hereto as Annexure B;

3.1.1.3                            the Parties have agreed, in terms of 2 of this Agreement to the deletion of clause 3.1.1.1.3 of the First Exchange Agreement;

3.1.1.4                            a copy of the approval of the TRP in terms of which it approved the DRD Circular, as contemplated in 3.1.1.1.4 of the First Exchange Agreement, is attached hereto as Annexure C;

3.1.1.5                            a copy of the approval of the Composite Transaction in terms of the Competition Act, as contemplated in 3.1.1.1.5 of the First Exchange Agreement, is attached hereto as Annexure D;

3.1.1.6                            at the General Meeting of DRD Shareholders held on 28 March 2018 –

3.1.1.6.1                                  DRD Shareholders passed the requisite resolution waiving the benefit of the mandatory offer which would ordinarily flow from the issue of the DRD Shares to Sibanye in terms of the DRD Exchange Agreement, as contemplated in 3.1.1.1.6 of the First Exchange Agreement;

3.1.1.6.2                                  each of the ordinary and special resolutions contemplated in 3.1.1.1.7 of the First Exchange Agreement was passed by the requisite majorities.

A copy of the press announcement made by DRD reflecting the outcome of the votes on the resolutions at the General Meeting is attached hereto as Annexure E;

3.1.1.7                            a copy of –

3.1.1.7.1                                  the Environmental Authorisations and Waste Management Licences bearing DMR reference numbers GP30/5/1/2/2/07MR, GP30/5/1/2/2/55MR and GP35/1/2/2/38MR, issued in terms of Section 24 and/or Section 24L of NEMA;

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3.1.1.7.2                                  the Environmental Authorisation and Waste Management Licence being DMR reference number GP30/5/1/2/2/66MR, issued in terms of Section 24L of NEMA, read together with the provisions of NEM:WA, granted to Sibanye, as contemplated in 3.1.1.1.8 of the First Exchange Agreement, are collectively attached hereto as Annexure F (and such approvals bear the following DMR reference numbers GP 20/5/1/2/3/2/1 (07) EM, GP 30/5/1/2/3/2/1 (38) EM, GP 30/5/1/2/3/2/1 (66) EM and GP 30/5/1/2/3/2/1 (51) EM);

3.1.1.8                            by its signature hereto, DRD waives the Suspensive Condition relating to the grant of the Section 102 Applications to Sibanye, as contemplated in 3.1.1.1.9 of the First Exchange Agreement;

3.1.1.9                            the Parties, being all of the parties to each of the agreements contemplated in 3.1.1.1.10 of the First Exchange Agreement, confirm that each of such agreements have been signed and become unconditional (other than any suspensive condition relating to the First Exchange Agreement) as contemplated in 3.1.1.1.10 of the First Exchange Agreement;

3.1.1.10                         the Parties confirm that the DRD Guarantee has been signed and become unconditional (other than any suspensive condition relating to the First Exchange Agreement) as contemplated in 3.1.1.1.11 of the First Exchange Agreement;

3.1.1.11                         a copy of the Notice of Registration reflecting that the Issuing Party is registered as a VAT Vendor in terms of section 23 of the VAT Act, as contemplated in 3.1.1.12 of the First Exchange Agreement, is attached hereto as Annexure G;

3.1.1.12                         the consent of the lenders under the Rand Revolving Credit Facility, as contemplated in 3.1.1.1.13 of the First Exchange Agreement, was granted on 29 January 2018 and is attached hereto as Annexure H. The consent of the Lenders under the USD Revolving Credit Facility, as contemplated in 3.1.1.1.13 of the First Exchange Agreement, is not required as a result of the substitution of that facility and the Parties accordingly dispense with the need for obtaining such consent and waive the Suspensive Condition in 3.1.1.1.13 of the First Exchange Agreement insofar as it pertains to the USD Revolving Credit Facility.

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3.1.2                     The Parties confirm that on the date upon which the Suspensive Conditions contained in 3.1.1 of the First Exchange Agreement were fulfilled or waived no Material Adverse Change had occurred.

3.1.3                     Having regard to 3.1.1 and 3.1.2, -

3.1.3.1                            the First Exchange Agreement; and

3.1.3.2                            each of the other agreements forming part of the Composite Transaction referred to in 1.2.10 of the First Exchange Agreement,

are in full force and effect and cannot fail as a result of non-fulfilment of any of the suspensive conditions thereto.

4        approval in terms of the competition act

4.1               It is recorded that the approval in terms of the Competition Act which is attached as Annexure D to this Agreement is in respect of the Composite Transaction, but that insofar as the exercise of the Option is concerned such approval is only valid until 6 February 2020 ("Competition End Date"). The Competition End Date is the last date which falls within 24 months of the date upon which the approval in terms of the Competition Act which is Annexure D hereto was granted.

4.2               Having regard to what is recorded in 4.1, the Parties agree that if the Option is exercised by Sibanye during the Option Period but after the Competition End Date -

4.2.1                     it shall be necessary to obtain a further approval for the implementation of the transaction embodied in the DRD Option Agreement from the Competition Authorities in terms of the Competition Act ("Fresh Approval");

4.2.2                     the provisions of 3.4 of the First Exchange Agreement shall apply mutatis mutandis to the preparation and lodgement of the required merger filing pursuant to which the Fresh Approval will be sought, provided that –

4.2.2.1                            Sibanye shall bear and pay the costs in respect of the preparation of the merger filing as well as any filing and administrative fees payable to the Competition Authorities;

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4.2.2.2                            Sibanye undertakes to submit the application for the Fresh Approval within a period of one month of the Exercise Date as defined in the DRD Option Agreement; and

4.2.2.3                            Sibanye undertakes that once the application for the Fresh Approval has been made within the one month period referred to above in 4.2.2.2, Sibanye is to take all reasonable steps to ensure that the Fresh Approval is granted as soon as practically possible;

4.2.3                     the transaction contemplated in the DRD Option Agreement shall not be implemented prior to the Fresh Approval having been obtained and such implementation (including closing and delivery as contemplated in 5 of the DRD Option Agreement) shall therefore be subject to the Fresh Approval being unconditionally granted by the Competition Authorities in terms of the Competition Act or being granted subject to such conditions as any Party affected thereby confirms in writing to the others is acceptable to it (by no later than 48 hours after receipt of such Fresh Approval), which confirmation shall not be unreasonably withheld;

4.2.4                     in the event of the Fresh Approval not being granted on the basis set out in 4.2.3 within 9 months of the date of exercise of the Option, then the Option (and any exercise thereof) shall cease to be of any further force or effect and the transaction contemplated in the DRD Option Agreement shall not be implemented or given effect to.

4.3               To give effect to the aforegoing, the DRD Option Agreement is hereby amended as follows -

4.3.1                     the definition of "Closing Date" as contained in 1.2.4 of the DRD Option Agreement shall be replaced with the following new definition –

"1.2.4     "Closing Date" – unless otherwise agreed by the Parties in writing and subject to 5.2, the later of –

1.2.4.1           the tenth Business Day after the Exercise Date if the Exercise Date falls on or before 6 February 2020; or

1.2.4.2           subject to 5.9, the tenth Business Day after the date upon which the transaction in this Agreement is unconditionally approved by

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the Competition Authorities under and in terms of the Competition Act 89 of 1998 or is approved subject to such conditions as the Party affected thereby may confirm in writing to the other Parties is acceptable to it (by no later than 48 hours after the receipt of such approval), such confirmation not to be unreasonably withheld;

provided that if it is not possible to credit the Sibanye Securities Account with the Option Shares as contemplated in 5.4 on the date referred to in 1.2.4.1 or 1.2.4.2 (as the case may be), the Closing Date shall be the first Business Day after the date specified in 1.2.4.1 or 1.2.4.2 (as the case may be) on which it is possible to credit the Sibanye Securities Account with the Option Shares;";

4.3.2                     the addition of the following new 5.9 immediately after the existing 5.8 of the DRD Option Agreement -

"5.9        For the sake of clarity and avoidance of any doubt, it is agreed that if the Exercise Date falls on or after 7 February 2020 and the transaction contemplated in this Agreement is not approved by the Competition Authorities under and in terms of the Competition Act 89 of 1998 within 9 months of the Exercise Date or is approved subject to conditions which are not acceptable to the Party affected thereby within 9 months of the Exercise Date, the transaction in this Agreement shall not be implemented or given effect to."

5        DELIVERY IN TERMS OF THE FIRST EXCHANGE AGREEMENT

5.1               Notwithstanding that the Parties agreed in the First Exchange Agreement that the Delivery Date is the fifth Business Day after the day on which the last of the Suspensive Conditions is fulfilled or waived, or such later date as may be agreed between the Parties, the Parties hereby agree to amend that date so that the Delivery Date is 25 July 2018.

5.2               Having regard to 5.1, the Parties wish to amend the First Exchange Agreement by deleting the definition of Delivery Date in paragraph 1.2.14 of the First Exchange Agreement and substituting it with the following new definition –

1.2.14          "Delivery Date" – 25 July 2018

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6        closing, delivery and no cancellation of the First Exchange Agreement

6.1               Notwithstanding the provisions to the First Exchange Agreement, the Parties hereby agree that closing and delivery in terms of the First Exchange Agreement shall be effected on the Delivery Date as contemplated in 5.2 as follows –

6.1.1                     the Parties will meet and sign this Agreement;

6.1.2                     as contemplated in 4.3 of the First Exchange Agreement -

6.1.2.1                            the Consideration Shares will be allotted and issued to Sibanye;

6.1.2.2                            a duly signed share certificate in respect of the Consideration Shares will be delivered to Sibanye;

6.1.2.3                            Sibanye's name will be entered into the Issuing Party's securities register as the holder of the Consideration Shares; and

6.1.3                     as contemplated in 6 of the First Exchange Agreement -

6.1.3.1                            Sibanye will place the Issuing Party in possession of the Plan and Materials by delivering same to the Issuing Party;

6.1.3.2                            Sibanye will place the Issuing Party in possession and control of the DP2 Plant, DP3 Plant and Pilot Plant by way of constructive delivery;

6.1.3.3                            the Issuing Party will be placed in possession of the Transferring Land in accordance with the provisions of 8 of the First Exchange Agreement and place the Issuing Party in possession of the Leased Land in accordance with the provisions of the Lease Agreement;

6.1.3.4                            delivery of the Additional Mine Dumps and Driefontein 4 occurs way of traditio longa manu in the presence of a notary public;

6.1.3.5                            the notary public confirms in writing that the delivery of the Additional Mine Dumps and Driefontein 4 took place; and

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6.2               Having regard to what is recorded in 6.1, the First Exchange Agreement may not be cancelled or rescinded as is in any event stipulated in 20 of the First Exchange Agreement.

7        closing, delivery and no cancellation of the DRD Exchange Agreement

7.1               Notwithstanding the provisions to the DRD Exchange Agreement, the Parties hereby agree that closing and delivery in terms of the First Exchange Agreement should be effected as follows –

7.1.1                     on the DRD Delivery Date, which for the avoidance of any doubt, is the first Business Day after the Delivery Date as referred to above in 5.2, DRD delivers to Sibanye proof that the signed application letter to the JSE has in fact been lodged for the approval of the listing of the Allotted Shares as contemplated in 6.1.2.2 of the DRD Exchange Agreement.

7.1.2                     on the third Business Day after the DRD Delivery Date, the Parties agree that a meeting is held and that closing and delivery in terms of the DRD Exchange Agreement should be effected as follows -

7.1.2.1                            as contemplated in 6.1 of the DRD Exchange Agreement Sibanye shall deliver to DRD -

7.1.2.1.1                                  the share certificates in respect of the Target Shares together with duly signed and currently dated share transfer forms in respect thereof (reflecting DRD as transferee);

7.1.2.1.2                                  an extract from the updated securities register of the Target reflecting the transfer of the Target Shares into the name of DRD;

7.1.2.1.3                                  a copy of a resolution of the board of directors of the Target ‑

7.1.2.1.3.1                                         approving the transfer of the Target Shares in accordance with this Agreement;

7.1.2.1.3.2                                         authorising the registration of transfer of the Target Shares and the issue of a new share certificate in respect of the Target Shares to DRD;

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7.1.2.1.3.3                                         accepting the resignations of Richard Andrew Stewart and Charl Keyter as directors of the Target; and

7.1.2.1.3.4                                         appointing Kevin Peter Kruger and Henriette Hooijer as directors of the Target with effect from the DRD Delivery Date;

7.1.2.1.4                                  the written resignations of all of the directors and the public officer of the Target who are in office immediately prior to the DRD Delivery Date and each such resignation shall confirm that the Person resigning has no claims against the Target; and

7.1.2.1.5                                  all of the Target's books, records, documents and assets; and

7.1.2.2                            as contemplated in 6.1.2 of the DRD Exchange Agreement, DRD shall deliver to Sibanye ‑

7.1.2.2.1                                  a copy of a resolution of the board of directors of DRD approving the allotment and issue of the Allotted Shares to Sibanye pursuant to this Agreement and authorising the payment of the relevant listing fee in respect thereof;

7.1.2.2.2                                  the approval letter of the JSE stating that the Allotted Shares will in fact be listed on the JSE; and

7.1.2.2.3                                  the irrevocable instruction to the relevant CSDP to credit the Sibanye Securities Account with the Allotted Shares; and

7.1.3                     notwithstanding what the Parties previously agreed in clause 6.2 of the DRD Exchange Agreement, the Parties now agree, by their signatures hereto and in compliance with the Financial Markets Act, that the Allotted Shares will be issued in dematerialised form to Sibanye, and will be credited to the Sibanye Securities Account on the third Business Day after the DRD Delivery Date.

7.2               Notwithstanding –

7.2.1                     that the Parties previously agreed in clause 6.1.1.4 of the DRD Exchange Agreement, that Sibanye would deliver on the DRD Delivery Date to DRD copies of the written

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resignation of the auditors of the Target, the Parties now agree, by their signatures hereto, that the resignation letter from the auditors of the Target is no longer required; and

7.2.2                     what the Parties previously agreed in clause 6.3 of the DRD Exchange Agreement, the Parties now agree, by their signatures hereto, that all matters referred to above in 7.1.1 will be done and completed simultaneously and all matters referred to above in 7.1.2 and 7.1.3 will be done and completed simultaneously.

7.3               Having regard to what is recorded in 7.1, the First Exchange Agreement may not be cancelled or rescinded as is in any event stipulated in 14 of the DRD Exchange Agreement.

8        THE CPP LAND

8.1               Recordal

It is recorded and agreed that –

8.1.1                     pursuant to the First Exchange Agreement, Sibanye wished to Dispose of and the Issuing Party wished to acquire, inter alia, the CPP Land;

8.1.2                     1.2.13 of the First Exchange Agreement defines the CPP Land as -

8.1.2.1                            "the land upon which the CPP will be located being subdivided portion of the Farm Rietfontein No 347 Registration Division I.Q. Portion 35 and 73, Gauteng Province (which subdivision will be to exclude the current rock dumps on such land as well as the shaft infrastructure in respect of Kloof 1 and Kloof 4 and which subdivision will be delineated in the Use and Access Agreement);"

8.1.3                     the Parties wish to amend the First Exchange Agreement by the deletion of the existing 1.2.13 and the replacement thereof with the following new 1.2.13 –

"1.2.13   "CPP Land" – the land upon which the CPP will be located, being Portions 5, 11, 35 and 36 of the Farm Rietfontein No 349, Registration Division I.Q., Gauteng Province and the remaining extent of the Farm Doornkloof No 348, Registration Division I.Q., Gauteng Province;".

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9        undertaking by Sibanye in terms of the section 102 applications

Notwithstanding the fact that DRD waives the Suspensive Condition relating to the grant of the Section 102 Applications to Sibanye in 3.1.1.8, Sibanye undertakes, by its signature hereto, to make all reasonable commercial endeavours to obtain the section 102 Applications as soon as practicably possible after the Delivery Date as defined in 5.2.

10      employees

10.1            It is recorded that the Employees listed in Annexure D to the First Exchange Agreement were the Employees of the Business as at the Signature Date. However, as at the Delivery Date the Employees of the Business will be those Employees listed in Annexure I and that the Valuation Agreement will be in respect of those Employees listed in Annexure I.

10.2            Having regard to 10.1, the Parties wish to amend the First Exchange Agreement by –

10.2.1                   the deemed insertion into the First Exchange Agreement of a new Annexure G to be entitled "Employees of the Business as at the Delivery Date" which new Annexure G shall be identical to Annexure I to this Agreement;

10.2.2                   by the addition of the following new words immediately after the words "Annexure D hereto" but before semi-colon where such words and semi-colon appear in 1.2.32 of the First Exchange Agreement –

". For the avoidance of any doubt an updated list of employees of Sibanye were employed in respect of the Business as at the Delivery Date will be attached to this Agreement as Annexure G";

10.2.3                   the substitution of the reference to "Annexure D" in 11.7.1 of the First Exchange Agreement with a reference to "Annexure G";

10.2.4                   the substitution of the following new 4.1 for the existing 4.1 in Annexure A to the First Exchange Agreement –

"4.1  Annexure G of the Agreement contains, as at the Delivery Date, full particulars, in relation to the Business, of -

4.1.1    the total number of Employees; and

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4.1.2       the names, accrued severance pay, accrued leave and any other accrued benefits in respect of the Employees. No Employee will be entitled to any payment, entitlement and/or benefit not provided for in Annexure G.".

11      rehabilitation liabilities

11.1            Notwithstanding what the Parties agreed to in 6 of the First Exchange Agreement, as a result of subsequent developments and negotiations, the Parties determined that it would be more expeditious to pursue the Section 102 Applications on the basis set out in the amendment to 13 of the First Exchange Agreement that is contained in 11.2 of this Agreement.

11.2            The Parties wish to amend the First Exchange Agreement by –

11.2.1                   the deletion of 13.1 and 13.2 of the First Exchange Agreement and the substitution of the following new 13.1 therefore -

"13.1      It is recorded and agreed that, in order for the Section 102 Applications to be granted, DRD issued, or procured the issue on its behalf, of such guarantees as were required by the DMR but specifically excluding such guarantees ("Excluded Guarantees") as were required by the DMR other than for the purposes of the Section 102 Applications (such Excluded Guarantees having been issued or procured by Sibanye).";

11.2.2                   the consequential renumbering of the existing 13.3 of the First Exchange Agreement as 13.2.

12      DOMICILIUM AND NOTICES

12.1            The Parties choose domicilium citandi et executandi ("Domicilium") for all purposes relating to this Agreement, including the giving of any notice, the payment of any sum, the serving of any process, as follows ‑

12.1.1                   Sibanye -

physical ‑         Constantia Office Park

Bridgeview House

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Ground Floor

(cnr 14th Avenue and Hendrik Potgieter Street)

Gauteng

1709

e‑mail   ‑         richard.stewart@sibanyestillwater.com

cain.farrel@sibanyestillwater.com

attention:                 Richard Stewart (EVP: Business Development)

Cain Farrel (Company Secretary)

12.1.2                   the Issuing Party -

physical ‑         Constantia Office Park

Bridgeview House

Ground Floor

(cnr 14th Avenue and Hendrik Potgieter Street)

Gauteng

1709

e‑mail   ‑         richard.stewart@sibanyestillwater.com

cain.farrel@sibanyestillwater.com

attention:                 Richard Stewart (EVP:  Business Development)

Cain Farrel (Company Secretary)

with a copy of every notice sent to the Issuing Party also to be sent to DRD or Sibanye, as the case may be dependent on which Party is giving the notice, at their respective domicilia  in this 12.

12.1.3                   DRDGOLD -

physical ‑         2nd Floor, North Tower

1 Sixty Building

160 Jan Smuts Avenue

Rosebank

2196

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e‑mail   ‑         niel.pretorius@drdgold.com; and

riaan.davel@drdgold.com

attention:                 The CEO and the CFO

12.2            Any Party shall be entitled from time to time, by giving written notice to the other, to vary its physical Domicilium  to any other physical address (not being a post office box or poste restante) in South Africa and to vary its facsimile and/or email Domicilium  to any other facsimile number and/or email address.

12.3            Any notice given or payment made by a Party to any other ("Addressee") which is delivered by hand between the hours of 09:00 and 17:00 on any Business Day to the Addressee's physical Domicilium  for the time being shall be deemed to have been received by the Addressee at the time of delivery.

12.4            Any notice given by a Party to any other which is successfully transmitted by email or facsimile to the Addressee's email or facsimile Domicilium  for the time being shall be deemed (unless the contrary is proved by the Addressee) to have been received by the Addressee at the time of successful transmission thereof or, if such date is not a Business Day, on the next day which is a Business Day.

12.5            This 12 shall not operate so as to invalidate the giving or receipt of any written notice which is actually received by the Addressee other than by a method referred to in this 12.

12.6            Any notice in terms of or in connection with this Agreement shall be valid and effective only if in writing and if received or deemed to be received by the Addressee.

13      GENERAL

13.1            This Agreement constitutes the sole record of the agreement between the Parties in relation to the subject matter hereof. No Party shall be bound by any express, tacit or implied term, representation, warranty, promise or the like not recorded herein. This Agreement supersedes and replaces all prior commitments, undertakings or representations, whether oral or written, between the Parties in respect of the subject matter hereof.

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13.2            No addition to, variation, novation or agreed cancellation of any provision of this Agreement shall be binding upon the Parties unless reduced to writing and signed by or on behalf of the Parties.

13.3            No waiver, indulgence or extension of time which a Party ("Grantor") may grant to the other/s, nor any delay or failure by the Grantor to enforce, whether completely or partially, any of its rights, shall constitute a waiver of or, whether by estoppel or otherwise, limit any of the existing or future rights of the Grantor in terms hereof, save in the event and to the extent that the Grantor has signed a written document expressly waiving or limiting such right.

13.4            Save as expressly provided in this Agreement, no Party shall be entitled to cede, delegate, Encumber, assign or otherwise transfer any of its rights and/or obligations in terms of, and/or interest in, this Agreement to any third party without the prior written consent of the other Parties.

13.5            No consent or approval in terms of or in connection with this Agreement shall be valid or effective unless in writing and signed by or on behalf of the Party/ies giving such consent or approval.

13.6            For the purposes of this Agreement –

13.6.1                   no data message, as defined in the Electronic Communications and Transactions Act No 25 of 2002 ("ECTA"), other than an email or facsimile, shall constitute writing;

13.6.2                   no electronic signature or advanced electronic signature, as defined in ECTA, shall constitute a signature, except for the purposes of varying any date referred to in this Agreement or giving any consent or approval in terms of this Agreement.

13.7            Without prejudice to any other provision of this Agreement, any successor‑in‑title, including any executor, heir, liquidator, business rescue practitioner, curator or trustee, of a Party shall be bound by this Agreement.

13.8            The signature by either Party of a counterpart of this Agreement shall be as effective as if that Party had signed the same document as the other Party.

13.9            The Parties warrant to each other that they have the legal capacity and authority required to conclude and implement this Agreement and that such conclusion and implementation

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do not conflict with any obligation or restriction applicable to either Party, whether in terms of any law, its constitution or otherwise.

Signed on 2018
for	Sibanye Gold Limited

who warrants that he is duly authorised hereto

Signed on 2018
for	WRTRP Proprietary Limited (formerly named K2017449061 (South Africa) Proprietary Limited)

who warrants that he is duly authorised hereto

Signed on 2018
for	DRDGOLD Limited

who warrants that he is duly authorised hereto

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Annexure A – approval of financial surveillance department of sarb

[SEE ATTACHED]

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Annexure B – jse approval of drd circular

[SEE ATTACHED]

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Annexure C – trp approval of drd circular

[SEE ATTACHED]

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Annexure D – approval in terms of competition act

[SEE ATTACHED]

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Annexure E – PRESS ANNOUNCEMENT CONFIRMING APPROVAL of drd shareholders

[SEE ATTACHED]

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Annexure F – ENVIRONMENTAL AUTHORISATIONS AND WASTE MANAGEMENT LICENCES

[SEE ATTACHED]

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Annexure G – CONFIRMATION OF VAT REGISTRATION OF ISSUING PARTY

[SEE ATTACHED]

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Annexure H – lender's consent in terms of the rand revolving credit facility

[SEE ATTACHED]

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Annexure I – employees of the business as at the delivery date

[SEE ATTACHED]

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